Preferred Stock Warrants	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Preferred Stock Warrants Disclosure [Abstract]
Preferred Stock Warrants
7. Preferred Stock Warrants
The Company accounts for its warrants to purchase shares of convertible preferred stock as a liability. The Company will continue to adjust the liability for changes in fair value of these warrants until the exercise of warrants or the consummation of an initial public offering or SPAC merger, at which time the liability will be reclassified to stockholders’ equity. Upon consummation of the business combination with LWAC on August 25, 2021, the outstanding warrants were cashless exercised and 50,529 total net shares were issued, after giving effect to the application of the exchange ratio of approximately 0.09657.
The following table summarizes the outstanding warrants to purchase shares of preferred stock and the corresponding exercise price as of June 30, 2021 and December 31, 2020:

	June 30, 2021	December 31, 2020	Exercise Price	Expiration Date
Series C preferred stock warrants	729,572	729,572	$0.514	August 31, 2028
Series C preferred stock warrants	389,105	—	$0.514	March 19, 2031

7.	Preferred Stock Warrants
The Company accounts for its warrants to purchase shares of convertible preferred stock as a liability. The Company will continue to adjust the liability for changes in fair value of these warrants until the exercise of warrants or the consummation of the Company’s initial public offering, at which time the liability will be reclassified to stockholders’ equity.
The following table summarizes the outstanding preferred stock warrants and the corresponding exercise price as of December 31, 2020 and 2019:

	December 31,
	2020	2019	Exercise Price	Expiration Date
Series C preferred stock warrants	729,572	729,572	$0.514	August 31, 2028